UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Feb. 28, 2013
Update to Proposed Invesco Fund Reorganizations
On Dec. 6, 2012, the Invesco Funds Board of Trustees approved reorganizations of our US mutual fund lineup, pending shareholder approval. Proxy statements outlining the proposed reorganizations will be mailed to shareholders of record beginning the week of Feb. 25. The record date for the proxy was Jan. 24, 2012.
In support of this initiative, the proxy solicitor, Computershare Fund Services, may contact shareholders of the affected funds by telephone and/or mail and encourage them to vote their shares. The chart below identifies the funds involved in the reorganizations.
Key Dates
■	Week of Feb. 25, 2013

Proxy mailing to shareholders begins

■	April 24, 2013

Retail fund shareholder meeting

■	July 15, 2013

Anticipated close date for retail funds
Proposed Fund Reorganizations

Target Fund/Class	CUSIP	Ticker	Acquiring Fund/Class	CUSIP	Ticker
Invesco Constellation Fund			Invesco American Franchise Fund
Class A Shares	001413202	CSTGX	Class A Shares	00142J578	VAFAX
Class B Shares	001413772	CSTBX	Class B Shares	00142J560	VAFBX
Class C Shares	001413798	CSTCX	Class C Shares	00142J552	VAFCX
Class R Shares	001413434	CSTRX	Class R Shares	00141A453	VAFRX
Class R5 Shares	001413509	CSITX	Class R5 Shares	00141A446	VAFNX
Class Y Shares	00141B501	CSTYX	Class Y Shares	00142J545	VAFIX
Invesco Dynamics Fund			Invesco Mid Cap Growth Fund
Class A Shares	00142C284	IDYAX	Class A Shares	00143M596	VGRAX
Class B Shares	00142C276	IDYBX	Class B Shares	00143M588	VGRBX
Class C Shares	00142C268	IFDCX	Class C Shares	00143M570	VGRCX
Class R Shares	00142C250	IDYRX	Class R Shares	00143M562	VGRRX
Class R5 Shares	00142C292	IDICX	Class R5 Shares	00143M547	VGRJX
Class R6 Shares	001421627	IDYFX	Class R6 Shares	00143N107	VGRFX [1]
Class Y Shares	00142C227	IDYYX	Class Y Shares	00143M554	VGRDX
Investor Class Shares	00142C243	FIDYX	Class A Shares	00143M596	VGRAX
Invesco High Yield Securities Fund			Invesco High Yield Fund
Class A Shares	001421403	HYLAX	Class A Shares	00142C706	AMHYX
Class B Shares	001421502	HYLBX	Class A Shares	00142C706	AMHYX
Class C Shares	001421601	HYLCX	Class C Shares	00142C888	AHYCX
Class Y Shares	001421700	HYLDX	Class Y Shares	00142C193	AHHYX

1	Please note that the symbol for Class R6 Shares of Invesco Mid Cap Growth Fund is proposed.
Proposed Fund Reorganizations

Target Fund/Class	CUSIP	Ticker	Acquiring Fund/Class	CUSIP	Ticker
Invesco Leaders Fund			Invesco Growth Allocation Fund
Class A Shares	00888W718	VLFAX	Class A Shares	00141M549	AADAX
Class B Shares	00888W692	VLFBX	Class B Shares	00141M531	AAEBX
Class C Shares	00888W684	VLFCX	Class C Shares	00141M523	AADCX
Class Y Shares	00888W676	VLFIX	Class Y Shares	00888U613	AADYX
Invesco Leisure Fund			Invesco American Franchise Fund
Class A Shares	00142F758	ILSAX	Class A Shares	00142J578	VAFAX
Class B Shares	00142F741	ILSBX	Class B Shares	00142J560	VAFBX
Class C Shares	00142F733	IVLCX	Class C Shares	00142J552	VAFCX
Class R Shares	00142F485	ILSRX	Class R Shares	00141A453	VAFRX
Class Y Shares	00142F436	ILSYX	Class Y Shares	00142J545	VAFIX
Investor Class Shares	00142F766	FLISX	Class A Shares	00142J578	VAFAX
Invesco Municipal Bond Fund			Invesco Municipal Income Fund
Class A Shares	00142C763	AMBDX	Class A Shares	001419555	VKMMX
Class B Shares	00142C755	AMBBX	Class B Shares	001419548	VMIBX
Class C Shares	00142C748	AMBCX	Class C Shares	001419530	VMICX
Class Y Shares	00142C151	AMBYX	Class Y Shares	001419522	VMIIX
Investor Class Shares	00142C581	AMBIX	Investor Class Shares	001419456	VMINX [1]

1	Please note that the symbol for Investor Class Shares of Invesco Municipal Income Fund is proposed.
Contact us
Should you have questions, please contact your financial advisor for more information. Financial professionals should contact Invesco at:

National Wirehouse	Independent Advisor	Institutional and Insurance Sales
800 998 4246	800 337 4246	800 410 4246

Broker Dealer	Retirement Division	Registered Investment Adviser
800 421 0807	800 370 1519	800 421 4023

Client Services	Closed-End Funds	Global Liquidity
800 959 4246	800 341 2929	800 659 1005, option 2
About risk
For complete details about the risks associated with each fund listed, see the prospectus and shareholder reports.
FOR US USE ONLY
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

     Note: Not all products, materials or services available at all firms. Advisors, please contact your home office.

invesco.com/us IFPA-FLY-9-E 02/13	3143	Invesco Distributors, Inc.

Investor Home > Accounts & Services > Retail Proxy Voting	Tools:

Accounts & Services

Account Access

Retirement Plan
Manager (RPM)

Service Center

Tax Center

Retail Proxy Voting
Proxy Voting Information
Proxy statements were mailed on or about February 25, 2013 to shareholders of record as of the close of business on January 24, 2013 for the Invesco Funds. The purpose of the proxy statement is to approve an agreement and plan of reorganization. The proxy statement contains disclosure information about the proposal for which votes or voting instructions have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below.
[Drop down box with the funds listed below]
Invesco V.I. High Yield Securities Fund
Invesco Constellation Fund
Invesco Dynamics Fund
Invesco High Yield Securities Fund
Invesco Leaders Fund
Invesco Leisure Fund
Invesco Municipal Bond Fund
How to vote
You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet	You may vote your shares at www.proxy-direct.com. Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.	By Telephone	Call the toll-free number listed on your proxy card. Enter the control number listed on the proxy card and follow the recorded instructions.

By Mail	Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.	In Person	The shareholder meeting for the Invesco V.I. High Yield Securities Fund will be held on March 28, 2013 at 3:00 p.m. CT.
The shareholder meeting for all the other Invesco Retail Funds will be held on April 24, 2013 at 3:00 p.m. CT.
Please notify Invesco at 1.800.952.3502 if you plan to attend any of the above meetings.
If you have any questions...
If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1.800.952.3502 any business day between 8:00 a.m. and 5:00 p.m. CT.
If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.

Investor Home > Accounts & Services > Retail Proxy Voting	Tools:

Accounts & Services

Account Access

Retirement Plan
Manager (RPM)

Service Center

Tax Center

Retail Proxy Voting
Invesco Proxy Information by Fund
Invesco V.I. High Yield Securities Fund
1.	Please read the proxy statement in full. (pdf)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (pdf)

3.	You may vote your shares at www.proxy-direct.com.
Additional fund materials:
•	Prospectus

•	Annual Report

•	Semi Annual Report
Invesco Constellation Fund
1.	Please read the proxy statement (for retail shares) (for R5 and/or R6 shares) in full. (pdf)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (pdf)

3.	You may vote your shares at www.proxy-direct.com.
Additional fund materials:
•	Prospectus

•	Annual Report
Invesco Dynamics Fund
1.	Please read the proxy statement (for retail shares) (for R5 and/or R6 shares) in full. (pdf)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (pdf)

3.	You may vote your shares at www.proxy-direct.com.

Additional fund materials:
•	Prospectus

•	Annual Report

•	Semi Annual Report
Invesco High Yield Securities Fund
1.	Please read the proxy statement in full. (pdf)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (pdf)

3.	You may vote your shares at www.proxy-direct.com.
Additional fund materials:
•	Prospectus

•	Annual Report

•	Semi Annual Report
Invesco Leaders Fund
1.	Please read the proxy statement in full. (pdf)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (pdf)

3.	You may vote your shares at www.proxy-direct.com.
Additional fund materials:
•	Prospectus

•	Annual Report
Invesco Leisure Fund
1.	Please read the proxy statement in full. (pdf)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (pdf)

3.	You may vote your shares at www.proxy-direct.com.

Additional fund materials:
•	Prospectus

•	Annual Report

•	Semi Annual Report
Invesco Municipal Bond Fund
1.	Please read the proxy statement in full. (pdf)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (pdf)

3.	You may vote your shares at www.proxy-direct.com.
Additional fund materials:
•	Prospectus

•	Annual Report

•	Semi Annual Report

Prospectuses  |  Help  |  Site Map  |  Terms of Use  |  Privacy  |  Legal Information  |  Business Continuity Plan
Follow Us:

HYPERLINK ALERT
You are now leaving invesco.com.
As a convenience to our users, the Invesco web site contains links to other web sites that are created and maintained by other organizations.
Invesco does not control, cannot guarantee, and is not responsible for the accuracy, timeliness, or even the continued availability or existence of the information contained on the web site you are about to enter.
Access is provided for the convenience of online shareholder voting for Invesco only and should not be construed as an offer, solicitation, recommendation, endorsement or approval by Invesco of any other products or services described in such other web sites.
Prospectuses | Help | Site Map | Terms of Use | Privacy

QUESTIONS & ANSWERS FOR:
Invesco Constellation Fund (the “Target Fund”)
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the April 24, 2013 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on April 24, 2013 at 3:00 p.m. Central time.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To approve an Agreement and Plan of Reorganization between the Target Fund and Invesco American Franchise Fund (the “Acquiring Fund”), a series of AIM Counselor Series Trust (Invesco Counselor Series Trust), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?
Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
Invesco Dynamics Fund (the “Target Fund”)
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the April 24, 2013 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on April 24, 2013 at 3:00 p.m. Central time.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To approve an Agreement and Plan of Reorganization between the Target Fund and Invesco Mid Cap Growth Fund (the “Acquiring Fund”), a series of AIM Sector Funds (Invesco Sector Funds), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?
Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
Invesco High Yield Securities Fund (the “Target Fund”)
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the April 24, 2013 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on April 24, 2013 at 3:00 p.m. Central time.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To approve an Agreement and Plan of Reorganization between the Target Fund and Invesco High Yield Fund (the “Acquiring Fund”), a series of AIM Investment Securities Funds (Invesco Investment Securities Funds), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?
Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
Invesco Leaders Fund (the “Target Fund”)
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the April 24, 2013 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on April 24, 2013 at 3:00 p.m. Central time.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To approve an Agreement and Plan of Reorganization between the Target Fund and Invesco Growth Allocation Fund (the “Acquiring Fund”), a series of AIM Growth Series (Invesco Growth Series), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?
Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
Invesco Leisure Fund (the “Target Fund”)
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the April 24, 2013 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on April 24, 2013 at 3:00 p.m. Central time.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To approve an Agreement and Plan of Reorganization between the Target Fund and Invesco American Franchise Fund (the “Acquiring Fund”), a series of AIM Counselor Series Trust (Invesco Counselor Series Trust), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?
Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
Invesco Municipal Bond Fund (the “Target Fund”)
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the April 24, 2013 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on April 24, 2013 at 3:00 p.m. Central time.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To approve an Agreement and Plan of Reorganization between the Target Fund and Invesco Municipal Income Fund (the “Acquiring Fund”), a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?
Further details about the proposal can be found in the proxy statement.

INVESCO PROXY WO # 24268 — TOUCH-TONE TELEPHONE VOTING SCRIPT

** PROXY CARD **	IVR Revision 02-01-13

Control Number	Security Code	Fund Name
268 9999 9001 099	9999 9999	Invesco Municipal Bond Fund
268 9999 9002 099	9999 9999	Invesco Leaders Fund
268 9999 9003 099	9999 9999	Invesco Leisure Fund
268 9999 9004 099	9999 9999	Invesco Constellation Fund
268 9999 9005 099	9999 9999	Invesco High Yield Securities Fund
268 9999 9006 099	9999 9999	Invesco Dynamics Fund
WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS:
THE INITIAL PROMPT:
“Thank you for calling the proxy voting line.
Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”
AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”
THEN YOU HEAR:
“Thank you. Please hold while I validate those numbers.”
IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
“Okay, you’ll be voting your shares for the upcoming proxy meeting.”
IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
“I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”
IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin...”
THE VOTING OPTIONS ARE THEN OFFERED:
“You can vote in one of two ways...To vote as the Board Recommends on the Proposal, press 1; or To vote directly on the Proposal, press 2.”
OPTION 1: VOTING AS THE BOARD RECOMMENDS:
IF THE SHAREHOLDER PRESSES 1 TO VOTE AS THE BOARD RECOMMENDS ON THE PROPOSAL, HE/SHE WILL HEAR:
“Please note: Your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote on the proposal in accordance with the recommendation of the Board.” “If this is correct, press 1; otherwise, press 2. If you’d like to hear the information again, press # (pound).”
IF THE SHAREHOLDER PRESSES 1, INDICATING THE VOTE IS CORRECT, HE/SHE WILL HEAR:
“Please hold while I record your vote.”
THEN THEY HEAR:
“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.
     I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”
IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
“Okay, lets change your vote.” The system then prompts the voting options again.
AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY CHOOSE TO VOTE ANOTHER PROXY THEY HEAR:
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.”
IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for voting, goodbye.”

OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON THE PROPOSAL DIRECTLY:
THE SHAREHOLDER HEARS:
“Okay, I’ll take you through the proposal”
THEN, MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON THE PROPOSAL:
“PROPOSAL 1: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
“Okay, you’ve finished voting but your vote has not yet been recorded.” “To hear a summary of how you voted, press 1; To record your vote, Press 2.”
IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
“Please note your vote will be cast automatically should you decide to hang up during the summary.”
     “You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”
IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"(Okay) Please hold while I record your vote.”
THEN THEY HEAR:
“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.
     I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”
IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
“Okay, lets change your vote.” [The system then prompts the voting options again.]
AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.”
IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for voting, goodbye.”

Thank you for calling Invesco.
If you plan to attend the Invesco V.I. High Yield Securities Fund Shareholder Meeting Press 1.
If you plan to attend the Invesco Retail Funds Shareholder Meeting Press 2.

OPTION 1	Thank you for planning to attend the upcoming Shareholder Meeting which is currently scheduled for 3:00 p.m. central time on March 28, 2013.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone queue. [Internal note they will be routed to ext. 5200]

Again thank you for calling Invesco.

OPTION 2	Thank you for planning to attend the upcoming Shareholder Meeting which is currently scheduled for 3:00 p.m. central time on April 24, 2013.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone queue. [Internal note they will be routed to ext. 5200]

Again thank you for calling Invesco.